UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                (Amendment No. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 3, 2005

                                 S1 Corporation
               (Exact Name of Registrant as Specified in Charter)

          Delaware                  000-24931                58-2395199
(State or Other Jurisdiction (Commission File Number)      (IRS Employer
     of Incorporation)                                  Identification No.)

               3500 Lenox Road, Suite 200, Atlanta, Georgia 30326
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (404) 923-3500


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02   Results of Operations and Financial Condition
---------------------------------------------------------

     On March 3, 2005, S1 Corporation ("S1") issued a press release correcting and replacing the press release issued announcing the results of operations for the quarter and year ended December 31, 2004. In the first table "Financial Guidance for Q1, Q4 and Full Year 2005" Consolidated Revenue for the Full Year - High is 295 (stated 290). Also, the fourth table "Statements of Operations by Segment" should read: For the Quarter Ended September 30, 2004 (stated December 31, 2004).

     The corrected press release is filed as Exhibit 99.1 to this report. Also on March 3, 2005, S1 held a conference call during which S1 discussed its fourth quarter and year end results and presented certain other material relating to S1 and its operations. A replay of the conference call is available for playback two hours after the conference call is complete by dialing (800) 642-1687, Access # 3925458. The replay will be active until 5:00 p.m. EDT on March 10, 2005.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.



Item 9.01 Financial Statements and Exhibits
-------------------------------------------

(c) Exhibits

Exhibits No.    Description
------------    -----------

99.1            Corrected Press Release dated March 3, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2005          S1 Corporation
                              (Registrant)

                             By:  /s/ Richard P. Dobb
                                  ----------------------------
                                  Vice President, General Counsel & Secretary



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                                  Exhibit Index


Exhibit No.                Description
-----------                -----------

     99.1                  Corrected Press release dated March 3, 2005.